UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                         Date of Report: April 22, 2005
                        --------------------------------
                        (Date of earliest event reported)


                              OSK CAPITAL II CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                    NEVADA            000-28793             84-1491673
                   -------            ---------             ----------
                  State of           Commission            IRS Employer
               incorporation         File Number       Identification Number

                               1 Place Ville-Marie
                                   Suite 2821
                                  Montreal, Qc
                                     H3B 4R4
                    ----------------------------------------
                    (Address of principal executive offices)

                                Tel: 514-448-6710
                           ---------------------------
                           (Issuer's telephone number)



                       P.O. Box 461029 Glendale, CO 80246
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Copies of all communications, including all communications sent to the agent for service

Copies of all communications, including all communications sent to the agent for service, should be sent to:

                              Joseph I. Emas, Esq.
                                 Attorney at Law
                             1224 Washington Avenue
                              Miami Beach, FL 33139

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On April 22, 2005, Francis Mailhot resigned as an officer of OSK CAPITAL II CORP. and has also resigned as a member of the Board of Directors of OSK CAPITAL II CORP.

Further to the resignation of Mr. Francis Mailhot, Mr. Robert Cajolet has been appointed as a member of the Board of Directors of OSK CAPITAL II CORP. and has been appointed as President and CEO of OSK CAPITAL II CORP.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              OSK CAPITAL II CORP.


DATE: April 28, 2005          /s/ Robert Cajolet
                              ------------------------
                              Robert Cajolet President, CEO and Chairman OSK
                              CAPITAL II CORP.